United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 8, 2021

Date of Report (Date of earliest event reported)

Aldel Financial Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-253166	86-1213144
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 S. Maple Street Itasca, Illinois	60143
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 791-6817

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	ADF	NYSE
Warrants	ADF WS	NYSE
Units	ADF.U	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 12, 2021, Aldel Financial Inc. (the “Company”) consummated its initial public offering (the “IPO”) of 11,500,000 units (the “Units”), including 1,500,000 Units that were issued pursuant to the underwriters’ full exercise of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Common Stock”), and one-half of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

Of the net proceeds of the IPO and the sale of the Private Placement Securities (as defined below), $116,150,000 has been deposited into a U.S. based trust account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the proceeds from the IPO and the sale of the Private Placement Securities held in the trust account will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public stockholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any public shares properly submitted in connection with a stockholder vote to approve an amendment to the Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete an initial business combination within 18 months from the closing of the IPO or (c) the redemption of the Company’s public shares if the Company is unable to complete its business combination within 18 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-253166) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 16, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated April 8, 2021 by and between the Company and ThinkEquity, a division of Fordham Financial Management Inc., as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.
●	A Warrant Agreement, dated April 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.
●	A Letter Agreement, dated April 8, 2021, by and among the Company and its officers, directors, Aldel Investors LLC (the “Sponsor”) and FG SPAC Partners LP, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
●	An Investment Management Trust Agreement, dated April 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
●	A Registration Rights Agreement, dated April 8, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
●	An Administrative Services Agreement , dated April 8, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 and incorporated herein by reference.
●	Indemnity Agreements, each dated as of April 8, 2021, by and between the Company and each of the officers and directors of the Company, copies of which are attached as Exhibit 10.5 and incorporated herein by reference.
●	A Private Placement Units Purchase Agreement, dated April 8, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference.
●	An OTM Warrants Purchase Agreement, dated April 8, 2021, by and between the Company, the Sponsor and FG SPAC Partners LP, a copy of which is attached as Exhibit 10.7 and incorporated herein by reference.
●	A Forward Purchase Agreement, dated April 8, 2021, by and between the Company and Aldel Capital LLC, a copy of which is attached as Exhibit 10.8 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated private placements (the “Private Placements”) in which (i) the Sponsor purchased 515,000 private units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $5,150,000, and (ii) the Sponsor and FG SPAC Partners LP, an affiliate of certain of the Company’s directors, purchased an aggregate of 1,300,000 warrants (“OTM Warrants” and, together with the Private Units, the “Private Placement Securities”) at a price of $0.10 per warrant, each exercisable to purchase one share of Class A common stock at $15.00 per share, for an aggregate purchase price of $130,000.

The OTM Warrants are identical to the Warrants sold in the IPO, except that the OTM Warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the Sponsor and FG SPAC Partners LP, or their permitted transferees. The Private Units are identical to the Units sold in the IPO, except that the Private Units are subject to transfer restrictions. The Private Placement Securities may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our initial business combination. The Sponsor and FG SPAC Partners LP were granted certain demand and piggyback registration rights in connection with the purchase of the Private Placement Securities.

The Private Placement Securities were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

As of April 12, 2021, a total of $116,150,000 of the net proceeds from the IPO and the Private Placements were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of April 12, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws

On April 8, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 7.01 Other Events.

On April 8, 2021, the Company issued the press release attached hereto as Exhibit 99.1, announcing the pricing of the IPO.

On April 12, 2021, the Company issued the press release attached hereto as Exhibit 99.2, announcing the closing of the IPO.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 8, 2021 by and between the Company and ThinkEquity, a division of Fordham Financial Management Inc., as representative of the several underwriters

3.1	Amended & Restated Certificate of Incorporation of the Company

4.1	Warrant Agreement, dated April 8, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

10.1	Letter Agreement, dated April 8, 2021, by and among the Company and its officers, directors, the Sponsor and FG SPAC Partners LP

10.2	Investment Management Trust Agreement, dated April 8, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

10.3	Registration Rights Agreement, dated April 8, 2021, by and among the Registrant and certain security holders

10.4	Administrative Services Agreement , dated April 8, 2021, by and between the Registrant and the Sponsor

10.5	Indemnity Agreements, each dated as of April 8, 2021, by and between the Registrant and each of the officers and directors of the Registrant

10.6	Private Placement Units Purchase Agreement, dated April 8, 2021, by and between the Company and the Sponsor

10.7	OTM Warrants Purchase Agreement, dated April 8, 2021, by and between the Company, the Sponsor and FG SPAC Partners LP

10.8	Forward Purchase Agreement, dated April 8, 2021, by and between the Company and Aldel Capital LLC

99.1	Press Release dated April 8, 2021

99.2	Press Release dated April 12, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2021

ALDEL FINANCIAL INC.

By:	/s/ Robert I. Kauffman
Name:	Robert I. Kauffman
Title:	Chief Executive Officer